                                                                   Exhibit 99.11

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2
--------------------------------------------------------------------------------



                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS




                          $[323,048,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AB2



                                  [SURF LOGO]



                           WILSHIRE CREDIT CORPORATION
                                    SERVICER


                               JPMORGAN CHASE BANK
                                    TRUSTEE


                                AUGUST [18], 2005





--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2
--------------------------------------------------------------------------------


                                IMPORTANT NOTICES


This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by
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foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
  Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

Appendix A                                                           Page 1 of 4

 FICO SCORE    Note: Cells in red font are calculations

                           COLLATERAL CUTS FOR ALT-A

       FICO              Total Balance                     Adjusted Balance[1]
                     ----------------------                --------------------    WA Loan    WAC     % Covered by    WA LTV   WA DT
                        Amount          %        LTV       Amount          %[2]    Balance            Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
FICO NA                               0.00%     > 75.0                    0.00%
0 - 500.00                            0.00%     > 75.0                    0.00%
500.01 - 550.00                       0.00%     > 80.0                    0.00%
550.01 - 575.00                       0.00%     > 80.0                    0.00%
550.01 - 600.00                       0.00%     > 80.0                    0.00%
600.01 - 620.00        2,888,815      0.86%     > 80.0               -    0.00%    240,735    6.796       0.00        73.45    37.04
620.01 - 650.00       64,453,748     19.20%     > 80.0         218,548    0.07%    194,724    6.738       0.08        76.75    39.62
650.01 - 680.00       98,396,459     29.32%     > 85.0      28,440,789    8.47%    192,934    6.841      36.29        82.58    40.10
680.01 - 700.00       64,466,635     19.21%     > 85.0      24,687,623    7.36%    194,177    6.696      48.26        84.40    40.96
700.01 - 750.00       84,104,306     25.06%     > 85.0      32,635,530    9.72%    209,215    6.595      48.28        83.27    41.17
750.01 - 800.00       20,180,905      6.01%     > 90.0       3,240,482    0.97%    199,811    6.649      41.63        83.78    42.87
800 +                  1,134,706      0.34%     > 90.0         257,565    0.08%    126,078    6.619      57.89        86.27    36.40
                     -----------    ------                  ----------   -----     -------    -----      -----        -----    -----
TOTAL                335,625,574    100.00%                 89,480,536   26.66%    197,776    6.719      34.72        81.99    40.56
                     -----------    ------                  ----------   -----     -------    -----      -----        -----    -----

       FICO          WA FICO   % IO   % w/ Piggy-   CLTV w/    % SFD/    % Owner   % Full Doc      %
                                        back 2nds   Piggyback    PUD       Occ.                 Cashout
-------------------------------------------------------------------------------------------------------
FICO NA
0 - 500.00
500.01 - 550.00
550.01 - 575.00
550.01 - 600.00
600.01 - 620.00        620       27      52.86        84.02     100.00     100.00     43.33       43.33
620.01 - 650.00        636     23.6      47.43        85.74      87.94      95.44     39.75       53.03
650.01 - 680.00        666    34.83      38.11        89.59      86.96      91.37     37.75       48.92
680.01 - 700.00        690    38.84      36.51        91.05      83.53      91.55     34.02       49.29
700.01 - 750.00        721    35.99       30.4        89.03      78.60      89.73     39.16       45.09
750.01 - 800.00        769    45.05      46.57        92.89      73.27      82.29     34.81       27.39
800 +                  804    25.36      36.89        93.65      72.15      95.25     36.57       20.73
-----                  ---    -----      -----        -----      -----      -----     -----       -----
TOTAL                  685    34.25      38.29        89.15      83.64      91.32     37.64       47.38
-----                  ---    -----      -----        -----      -----      -----     -----       -----

FICO: AVERAGE     685          MIN:     620          MAX:     810
             --------              --------              --------

DEBT TO INCOME (DTI) RATIO

      DTI               Total Balance           FICO    Adjusted Balance[1]
                    ----------------------              --------------------   WA Loan      WAC      % Covered by    WA LTV   WA DT
                       Amount          %                   Amount      %[2]    Balance                Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
<= 20                14,547,465      4.33%     < 600              -    0.00%   169,157      7.274        27.90        81.21   16.41
20.001 - 25.00        9,769,827      2.91%     < 600              -    0.00%   180,923      6.535        34.15        81.04   23.09
25.001 - 30.00       21,763,598      6.48%     < 625      2,032,463    0.61%   184,437      6.571        34.92        80.08   27.98
30.001 - 35.00       31,953,956      9.52%     < 625        837,966    0.25%   177,522      6.710        36.42        81.54   32.74
35.001 - 40.00       54,968,127     16.38%     < 650     11,994,009    3.57%   201,348      6.680        35.71        81.69   37.64
40.001 - 45.00      103,727,942     30.91%     < 650     20,145,547    6.00%   199,477      6.742        29.77        81.81   42.74
45.001 - 50.00       85,036,281     25.34%     < 675     34,402,758   10.25%   213,124      6.680        38.70        82.66   47.65
50.001 - 55.00       12,869,054      3.83%     < 700      7,121,841    2.12%   204,271      6.740        49.72        86.26   51.59
55+                     989,324      0.29%     < 700        989,324    0.29%   247,331      6.928         9.38        80.94   57.83
                    -----------    ------                ----------   -----    -------      -----        -----        -----   -----
TOTAL               335,625,574    100.00%               77,523,908   23.10%   197,776      6.719        34.72        81.99   40.56
                    -----------    ------                ----------   -----    -------      -----        -----        -----   -----

      DTI           WA FICO  % IO   % w/ Piggy-   CLTV w/     % SFD/    % Owner    % Full Doc     %
                                      back 2nds   Piggyback     PUD       Occ.                 Cashout
------------------------------------------------------------------------------------------------------
<= 20                 689    55.66      46.38      89.74      92.97       87.23       21.07     36.58
20.001 - 25.00        670    34.61      37.37      87.08      83.67       89.81       57.44     59.56
25.001 - 30.00        685    30.66       25.5      84.24      84.18       87.88       53.89     55.68
30.001 - 35.00        680    36.03      33.42      87.78      84.41       91.00       38.32     50.18
35.001 - 40.00        683    36.44      35.08      88.16      84.50       89.93       40.30     49.13
40.001 - 45.00        683    32.03      43.67      90.16      84.93       93.03       32.98     43.96
45.001 - 50.00        689    32.34       37.4       89.8      78.80       91.60       35.57     48.66
50.001 - 55.00        701    31.25      35.12      93.34      86.86       93.26       54.91     39.84
55+                   684    50.54        100      93.82     100.00      100.00        0.00     62.86
                      ---    -----      -----      -----      -----       -----       -----     -----
TOTAL                 685    34.25      38.29      89.15      83.64       91.32       37.64     47.38
                      ---    -----      -----      -----      -----       -----       -----     -----

DTI: AVERAGE    40.56          MIN:    8.65          MAX:   59.39
             --------              --------              --------

LOAN TO VALUE (LTV) RATIO

      LTV               Total Balance         DTI        Adjusted Balance[1]
                    ----------------------             ---------------------      WA Loan     WAC     % Covered by    WA LTV   WA DT
                    Amount             %                 Amount         %[2]      Balance             Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
< 60.00              10,345,329      3.08%    > 50         50,391        0.02%    161,646    6.238          0.00       49.39   39.50
60.01 - 70.00        16,477,491      4.91%    > 50        370,150        0.11%    222,669    6.290          0.00       66.94   40.06
70.01 - 80.00       189,873,585     56.57%    > 50      6,685,134        1.99%    193,354    6.689          0.00       79.10   40.71
80.01 - 85.00        26,025,179      7.75%    > 50      1,014,674        0.30%    230,311    6.556        100.00       84.31   39.08
85.01 - 90.00        47,261,982     14.08%    > 50      2,001,662        0.60%    219,823    6.752         99.65       89.46   40.13
90.01 - 95.00        18,895,199      5.63%    > 50      1,075,308        0.32%    242,246    6.994        100.00       94.80   41.60
95.01 - 100.00       26,746,809      7.97%    > 50      2,661,060        0.79%    156,414    7.293         91.69       99.84   41.73
100+                                 0.00%    > 50                       0.00%
                    -----------    ------              ----------        ----     -------    -----         -----       -----   -----
TOTAL               335,625,574    100.00%             13,858,378        4.13%    197,776    6.719         34.72       81.99   40.56
                    -----------    ------              ----------        ----     -------    -----         -----       -----   -----

      LTV           WA FICO  % IO     % w/ Piggy-    CLTV w/    % SFD/   % Owner %   Full Doc     %
                                       back 2nds    Piggyback    PUD       Occ                 Cashout
------------------------------------------------------------------------------------------------------
< 60.00                684   23.41         0.54       49.52     73.71      85.43       45.43    96.33
60.01 - 70.00          679   32.27         0.63       67.14     84.90      92.80       46.72    80.39
70.01 - 80.00          677   35.12        65.52       91.59     84.57      92.71       29.14    36.85
80.01 - 85.00          698   41.58         4.92       84.94     80.11      85.22       44.27    71.89
85.01 - 90.00          698   39.49         5.63       89.75     79.02      82.33       48.69    55.17
90.01 - 95.00          697   35.12            0        94.8     87.98      98.40       32.90    57.72
95.01 - 100.00         706   16.48            0       99.84     88.60      99.61       66.73    37.99
100+
                       ---   -----        -----       -----     -----      -----       -----    -----
TOTAL                  685   34.25        38.29       89.15     83.64      91.32       37.64    47.38
                       ---   -----        -----       -----     -----      -----       -----    -----

LTV: AVERAGE   81.99%          MIN:  17.44%          MAX: 100.00%
             --------              --------              --------

----------
[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.

All other cuts except the adjusted balance are only for the main bucket

[2]   Percent of the Aggregate Principal Balance.

TOP 10 ORIGINATORS

Originator                   %
-------------------------------

TOP 10 SERVICERS

Servicer                    %
-------------------------------
Wilshire                   100%

TOP 10 MSA

MSA                       % [2]
-------------------------------
Chicago IL                2.29%
Los Angeles CA            1.83
Miami FL                  1.22
Las Vegas NV              1.16
Sacramento CA             0.73
Hayward CA                0.72
Naples FL                 0.67
Tampa FL                  0.65
Atlanta GA                0.64
Phoenix AZ                0.64

TOP 10 INVESTOR MSA

MSA                       % [2]
-------------------------------

Appendix A                                                           Page 2 of 4

GEOGRAPHIC CONCENTRATION - TOP 12 STATES

                   Total Balance
      STATE      ------------------  WA Loan   WAC    % Covered by   WA FICO  WA LTV  WA DTI  % SFD/  % Owner  % Cashout  % Full Doc
                  Amount      %[2]    Balance          Mortgage Ins.                             PUD     Occ       Refi
------------------------------------------------------------------------------------------------------------------------------------
California       77,274,987  23.02%  298,359  6.283%      36.47%       687     79.51   40.08   82.64    92.33    54.31       44.98
Florida          38,450,182  11.46%  173,983  6.996%      24.78%       686     81.79   40.76   87.48    85.35    29.30       29.17
New York         21,434,508   6.39%  274,801  6.683%      36.51%       682     81.28   41.44   72.15    91.22    54.97       25.78
Illinois         19,686,029   5.87%  185,717  6.956%      39.57%       689     83.04   41.37   64.77    94.32    51.12       28.13
Georgia          15,472,750   4.61%  148,776  6.888%      25.37%       677     83.06   40.69   97.52    85.75    36.39       38.39
Virginia         14,184,309   4.23%  236,405  6.583%      27.14%       683     81.83   40.49   85.45    98.57    42.63       32.04
Maryland         12,343,755   3.68%  232,901  6.506%      34.38%       680     81.12   40.75   88.23    93.90    59.54       41.49
New Jersey       10,409,639   3.10%  260,241  6.483%      48.03%       683     84.42    43.1   80.58    95.56    57.20       52.56
Massachusetts    10,033,947   2.99%  278,721  6.642%      25.19%       684     79.57   42.75   55.02    86.35    55.45       34.12
Ohio              9,180,698   2.74%  141,242  6.838%      39.39%       691     83.67   41.47   95.55    91.00    52.76       40.51
Pennsylvania      9,146,013   2.73%  169,371  6.669%      51.19%       679     84.96   37.42   81.41    91.43    51.77       52.04
Arizona           7,876,103   2.35%  201,951  6.856%      38.09%       693     83.76   39.48   99.29    93.53    37.45       31.07
                -----------  ------  -------  ------      ------     -----     -----   -----   -----    -----    -----       -----
TOTAL           245,492,920  73.14%  197,776  6.719%      34.72%     685.1     81.99   40.56   83.64    91.32    47.38       37.64
                -----------  ------  -------  ------      ------     -----     -----   -----   -----    -----    -----       -----

PRINCIPAL BALANCE     100

 Scheduled       Total Balance
 Principal    ---------------------  WA Loan   WAC    % Covered by   WA FICO  WA LTV  WA DTI  % SFD/  % Owner  % Cashout  % Full Doc
  Balance        Amount        %     Balance          Mortgage Ins.                             PUD     Occ       Refi
------------------------------------------------------------------------------------------------------------------------------------
0 - $50K          838,151     0.25%   41,908  7.803%      20.84%       675     72.36    33.98    95.12     82.73     66.07   47.93
$51 - $200K   129,272,346    38.52%  126,243  6.957%      29.49%       684     81.75    40.00    83.82     86.55     44.04   39.24
$201 - $250K   46,211,063    13.77%  223,242  6.697%      35.22%       683     83.02    41.22    83.80     95.72     45.95   37.59
$251 - $300K   44,029,926    13.12%  275,187  6.610%      33.21%       679     80.56    40.98    80.02     93.82     49.37   34.52
$301 - $400K   60,493,028    18.02%  343,710  6.592%      42.75%       691     83.44    41.22    79.22     92.70     49.45   31.80
$401 - $500K   34,357,018    10.24%  446,195  6.315%      36.91%       685     81.46    40.81    88.87     98.82     49.46   41.58
$501 - $600K    9,216,654     2.75%  542,156  6.644%      65.38%       685     87.04    40.70    94.08    100.00     53.05   47.07
$601 - $700K    5,036,379     1.50%  629,547  6.228%      25.36%       707     75.22    42.86   100.00     87.64     75.55   50.35
$701 - $800K    5,209,098     1.55%  744,157  6.501%      28.63%       695     78.03    33.21    85.63     71.84     56.89   42.92
>$900K            961,911     0.29%  961,911  6.875%       0.00%       717     74.00    47.42   100.00    100.00      0.00    0.00
              -----------   ------   -------  -----       -----        ---     -----    -----    -----     -----     -----   -----
TOTAL         335,625,574   100.00%  197,776  6.719%      34.72%       685     81.99    40.56    83.64     91.32     47.38   37.64
              -----------   ------   -------  -----       -----        ---     -----    -----    -----     -----     -----   -----

          PRINCIPAL BALANCE: AVERAGE  197,776     MIN:  23,925     MAX:  961,911
                                    ---------         --------           -------

DOCUMENTATION TYPE

                     Total Balance
Doc Type          ---------------------  WA Loan   WAC    % Covered by   WA FICO  WA LTV   WA DTI  % SFD/    % Owner    % Cashout
                    Amount         %     Balance          Mortgage Ins.                              PUD       Occ         Refi
---------------------------------------------------------------------------------------------------------------------------------
Full Doc          126,329,763    37.64%  187,991  6.390%      44.63%       685     83.10    39.67    81.41     88.65      55.32
Alternative Doc                   0.00%
Stated Doc        190,719,648    56.83%  206,183  6.889%      30.17%       684     81.43    41.30    84.78     93.42      43.87
Limited Doc                       0.00%
NINA                6,083,475     1.81%  148,377  7.738%       7.20%       709     79.33     0.00    94.57     92.07      25.84
Other              12,492,688     3.72%  211,740  6.963%      17.46%       688     80.47    37.58    83.31     85.79      31.17
                  -----------   ------   -------  -----       -----        ---     -----    -----    -----     -----      -----
TOTAL             335,625,574   100.00%  197,776  6.719%      34.72%       685     81.99    40.56    83.64     91.32      47.38
                  -----------   ------   -------  -----       -----        ---     -----    -----    -----     -----      -----

PROPERTY TYPE

                     Total Balance
Property Type     ---------------------  WA Loan    WAC   % Covered by   WA FICO  WA LTV   WA DTI  % Owner   % Cashout  % Full Doc
                    Amount          %    Balance          Mortgage Ins.                              Occ        Refi
----------------------------------------------------------------------------------------------------------------------------------
Single Family     233,821,958    69.67%  193,241  6.715%      36.05%       682     82.01    40.23    93.04     51.98      37.28
PUD                46,882,469    13.97%  225,396  6.697%      25.79%       688     82.57    41.24    92.19     33.43      33.43
Townhouse           2,178,374     0.65%  155,598  6.808%      45.55%       686     86.32    39.75   100.00     43.41      46.13
2 - 4 Family       28,384,393     8.46%  234,582  6.791%      42.55%       696     80.92    41.65    78.91     44.99      35.92
Condo              22,888,304     6.82%  176,064  6.709%      28.09%       696     81.69    41.36    86.20     30.54      47.23
Manufactured          642,996     0.19%   91,857  7.362%      27.51%       695     73.68    36.42   100.00     82.64     100.00
Other                 827,082     0.25%  118,155  6.194%      57.19%       710     82.50    42.42    92.09     69.35     100.00
                  -----------   ------   -------  -----       -----        ---     -----    -----   -----      -----     ------
TOTAL             335,625,574   100.00%  197,776  6.719%      34.72%       685     81.99    40.56    91.32     47.38      37.64
                  -----------   ------   -------  -----       -----        ---     -----    -----   -----      -----     ------

Appendix A                                                           Page 3 of 4


PRIMARY MORTGAGE INSURANCE

                          Total Balance                                                                                      Is MI
 Mortgage Insurance     ------------------- WA Loan  WAC   % Covered by   WA FICO WA LTV WA DTI % Owner % Cashout     %     down to
                          Amount      %[2]  Balance        Mortgage Ins.                           Occ     Refi   Full Doc  60 LTV
-----------------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI      116,775,382  34.79% 207,785 6.855%     99.80%       700    91.36  40.43  89.30    55.03     48.48
Loans >80 LTV w/o MI      2,153,787   0.64% 143,586 7.641%      0.00%       664    99.98  44.19  95.13    73.84     91.92
Other                   216,696,405  64.56% 193,479 6.637%      0.00%       677    76.76  40.60  92.37    43.00     31.26
                        ----------- ------  ------- -----      -----        ---    -----  -----  -----    -----     -----
TOTAL                   335,625,574 100.00% 197,776 6.719%     34.72%       685    81.99  40.56  91.32    47.38     37.64
                        ----------- ------  ------- -----      -----        ---    -----  -----  -----    -----     -----

LOAN PURPOSE

                           Total Balance
    Loan Purpose        ------------------- WA Loan   WAC   % Covered by  WA.FICO WA.LTV WA DTI % SFD/  % Owner
                         Amount        %    Balance         Mortgage Ins.                        PUD      Occ
---------------------------------------------------------------------------------------------------------------
Debt Consolidation                    0.00%
Refinance - Cashout     159,025,568  47.38% 205,194 6.588%     40.30%       681    80.52  40.03  86.29    93.36
Purchase                155,347,419  46.29% 188,072 6.893%     27.46%       689    83.52  41.10  81.29    88.70
Refinance - Rate Term    21,252,588   6.33% 221,381 6.431%     46.06%       690    81.79  40.77  80.93    95.12
Other                                 0.00%
                        ----------- ------  ------- -----      -----        ---    -----  -----  -----    -----
TOTAL                   335,625,574 100.00% 197,776 6.719%     34.72%       685    81.99  40.56  83.64    91.32
                        ----------- ------  ------- -----      -----        ---    -----  -----  -----    -----

FIXED VS. FLOATING COLLATERAL

                   Total Balance
Lien Status    --------------------  WA Loan   WAC   % Covered by  WA FICO  WA LTV WA DTI  % SFD/  % Owner  % Cashout  Index  Margin
                  Amount      %[2]   Balance         Mortgage Ins.                          PUD      Occ       Refi
------------------------------------------------------------------------------------------------------------------------------------
Fixed           67,414,833   20.09%  187,263  6.607%    38.86%       690    79.29  40.19   78.89     94.89     67.98           0.00
Floating                      0.00%
6 mo ARM         2,099,902    0.63%  233,322  6.021%    23.48%       720    79.02  43.69   89.68     53.30     13.70   22.85   3.34
6 mo ARM IO      1,296,018    0.39%  216,003  6.737%     0.00%       688    78.95  36.17   88.46    100.00      7.69   18.47   5.38
1 yr ARM                      0.00%
1 yr ARM IO                   0.00%
2 yr ARM        69,371,985   20.67%  285,481  7.015%    34.81%       687    82.61  39.99   86.51     99.10     47.03   50.57   6.11
2 yr ARM IO    126,478,165   37.68%  177,140  6.271%    41.64%       678    83.50  41.02   81.84     86.61     40.30   26.25   6.35
3 yr ARM        16,712,615    4.98%  261,135  6.896%    32.23%       697    84.68  39.52   93.31    100.00     60.02   67.54   5.89
3 yr ARM IO     23,237,751    6.92%  164,807  6.149%    54.57%       683    82.62  40.95   77.04     88.01     62.73   41.36   6.01
5 yr ARM        23,756,693    7.08%  193,144  7.229%     9.80%       693    78.07  41.58   94.36     84.12     13.04   16.00   2.43
5 yr ARM IO      5,257,612    1.57%  142,098  6.925%     0.00%       692    80.30  39.66   96.06     88.59     28.52   12.42   3.22
>5 yr ARM                     0.00%
>5 yr ARM IO                  0.00%
Other                         0.00%
               -----------  ------   -------  -----     -----        ---    -----  -----   -----     -----     -----   -----   ----
TOTAL          335,625,574  100.00%  197,776  6.719%    34.72%       685    81.99  40.56   83.64     91.32     47.38   37.64   5.79
               -----------  ------   -------  -----     -----        ---    -----  -----   -----     -----     -----   -----   ----

Fill out complete list of mortgage loans including IO's

LIEN STATUS

                        Total Balance
Lien Status         ----------------------  WA Loan   WAC    % Covered by   WA FICO  WA LTV    WA DTI  % SFD/  % Owner  % Cashout
                      Amount          %     Balance          Mortgage Ins.                              PUD       Occ      Refi
---------------------------------------------------------------------------------------------------------------------------------
First Lien          335,625,574    100.00%  197,776  6.719%      34.72%       685     81.99     40.56   83.64    91.32     47.38
Second Lien                          0.00%
Third Lien                           0.00%
                    -----------    ------   -------  -----       -----        ---     -----     -----   -----    -----     -----
TOTAL               335,625,574    100.00%  197,776  6.719%      34.72%       685     81.99     40.56   83.64    91.32     47.38
                    -----------    ------   -------  -----       -----        ---     -----     -----   -----    -----     -----

OCCUPANCY STATUS

                        Total Balance
Occupancy Type      ----------------------  WA Loan   WAC    % Covered by   WA.FICO  WA LTV    WA DTI  % SFD/  % Owner  % Cashout
                      Amount         %      Balance          Mortgage Ins.                               PUD      Occ
---------------------------------------------------------------------------------------------------------------------------------
Primary Residence   306,481,002     91.32%  203,913  6.671%      33.95%       684     82.08     40.71   85.08   100.00     48.44
Second Home           5,864,140      1.75%  158,490  7.271%      51.95%       725     78.94     41.10   87.62     0.00     18.86
Investment           23,280,433      6.94%  148,283  7.217%       6.90%       690     81.57     38.53   63.57     0.00     40.59
Non-owner                            0.00%
Other                                0.00%
                    -----------    ------   -------  -----       -----        ---     -----     -----   -----    -----     -----
TOTAL               335,625,574    100.00%  197,776  6.719%      34.72%       685     81.99     40.56   83.64    91.32     47.38
                    -----------    ------   -------  -----       -----        ---     -----     -----   -----    -----     -----

Appendix A                                                           Page 4 of 4

PREPAYMENT PENALTY

                                                                          # of
Prepayment Charges  Total Balance         WA Loan    WAC   % Covered by   Loans  WA FICO  WA LTV  WA DTI  % SFD/  % Owner  % Cashout
Term at Origination    Amount       %[2]  Balance          Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
0 Months             40,507,563    12.07%  181,648  7.059%     30.01%               690    82.51   40.11   85.98    82.28     39.04
6 Months                641,419     0.19%  106,903  7.470%     26.38%               702    79.90   38.22   80.15    84.48     46.40
12 Months            30,270,304     9.02%  246,100  6.974%     32.47%               679    82.21   40.89   75.13    91.76     46.20
24 Months           143,026,477    42.61%  206,387  6.654%     36.80%               681    82.81   40.79   85.37    91.99     42.85
36 Months            80,980,580    24.13%  179,558  6.705%     31.25%               687    81.24   39.99   85.07    93.41     50.86
60 Months            39,408,166    11.74%  200,041  6.420%     41.73%               697    79.89   41.15   79.63    93.91     67.13
Other - specify         791,065     0.24%  197,766  7.116%      0.00%               705    80.00   35.90   30.80    76.82      0.00
                    -----------   ------   -------  -----      -----                ---    -----   -----   -----    -----     -----
TOTAL               335,625,574   100.00%  197,776  6.719%     34.72%               685    81.99   40.56   83.64    91.32     47.38
                    -----------   ------   -------  -----      -----                ---    -----   -----   -----    -----     -----

COLLATERAL DESCRIPTION BY LOAN GROUP

LOAN GROUP           LOAN TYPE     INDEX    % OF    GROSS       NET       WAM  SEASONING GROSS    NET     RATE    MAX    MOS TO ROLL
                                            POOL     WAC        WAC      (MOS)           MARGIN  MARGIN   CAPS    RATE
------------------------------------------------------------------------------------------------------------------------------------
Group 1
Group 2
Group 3
Group 4
Group 5
Group 6
----------           ---------     -----    ----    -----       ---       ---  ---------------    ---     ----    ---    -----------
TOTAL
----------           ---------     -----    ----    -----       ---       ---  ---------------    ---     ----    ---    -----------

SECTION 32 LOANS

                    Total Balance         WA Loan     WAC    % Covered by    WA FICO  WA LTV   WA DTI   % SFD/   % Owner   % Cashout
                       Amount         %   Balance            Mortgage Ins.                                PUD      Occ        Refi
------------------------------------------------------------------------------------------------------------------------------------
Section 32 Loans    335,625,574     100%   197,776   6.719%      34.72%        685     81.99    40.56    83.64    91.32       47.38
                    -----------     ---    -------   -----       -----         ---     -----    -----    -----    -----       -----
Total               335,625,574     100%   197,776   6.719%      34.72%        685     81.99    40.56    83.64    91.32       47.38
                    -----------     ---    -------   -----       -----         ---     -----    -----    -----    -----       -----

GA & KY% AND TOP 10 STATES

State                   %
---------------------------
Georgia               4.61%
Kentuky               0.71%

STRESS ANALYSIS

RATING AGENCY BASE CASE LOSS EXPECTATIONS

      STANDARD & POORS: Analyst Name :                                MOODY'S: Analyst Name :
      -----------------------------------------------------------     ----------------------------------------------------------
      Foreclosure Frequency     Loss Severity   Cumulative Losses     Foreclosure Frequency    Loss Severity   Cumulative Losses
      ---------------------     -------------   -----------------     ---------------------    -------------   -----------------
AA
A
A-
BBB+
BBB
BBB-
B

Assuming forward LIBOR and Loss Severity depending on MI (see table on the side for Loss Severity assumption); 100% advance of P&I; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

                  BREAKEVEN CDR                CUMULATIVE LOSSES
          ----------------------------    ----------------------------
          25 CPR     40 CPR     60 CPR    25 CPR     40 CPR     60 CPR
          ------     ------     ------    ------     ------     ------
AA
A
BBB
BBB-

  Mortgage Insurance (MI) Coverage               Loss Severity %
  --------------------------------               ---------------
None                                                   50%
>70% Loans w/ >80 LTV down to 80%                      45%
40 - 70% Loans w/ >80 LTV down to 80%                  40%
40 - 70% Loans w/ >80 LTV down to 60%                  35%
>70% Loans w/ >80 LTV down to 60%                      30%

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

            MULTIPLE OF DEFAULT RAMP           CUMULATIVE LOSSES
          ----------------------------    ----------------------------
          25 CPR     40 CPR     60 CPR    25 CPR     40 CPR     60 CPR
          ------     ------     ------    ------     ------     ------
AA
A
BBB
BBB-

FICO SCORE     Note: Cells in red font are calculations

                           COLLATERAL CUTS FOR ALT-A

                                             Adjusted Balance[1]
       FICO     Total Balance           LTV  ------------------- WA Loan   WAC    % Covered by  WA LTV WA DTI WA FICO % IO
                   Amount         %            Amount      %[2]  Balance          Mortgage Ins.
---------------------------------------------------------------------------------------------------------------------------
FICO NA                         0.00% > 75.0               0.00%
0 - 500.00                      0.00% > 75.0               0.00%
500.01 - 550.00                 0.00% > 80.0               0.00%
550.01 - 575.00                 0.00% > 80.0               0.00%
550.01 - 600.00                 0.00% > 80.0               0.00%
600.01 - 620.00     780,000     0.68% > 80.0          -    0.00% 780,000  5.950          -       65.00  29.81   620    100
620.01 - 650.00  15,210,245    13.23% > 80.0     52,500    0.05% 257,801  6.275       0.35       77.97  37.65   638    100
650.01 - 680.00  34,269,856    29.81% > 85.0  9,730,318    8.47% 269,841  6.489      38.64       81.92  40.24   668    100
680.01 - 700.00  25,038,973    21.78% > 85.0  9,061,946    7.88% 245,480  6.469      48.54       84.27  40.19   690    100
700.01 - 750.00  30,266,983    26.33% > 85.0  8,914,606    7.76% 250,140  6.325      39.69       82.49  40.99   721    100
750.01 - 800.00   9,091,275     7.91% > 90.0  1,069,086    0.93% 239,244  6.489      30.35       82.54  43.32   771    100
800 +               287,800     0.25% > 90.0          -    0.00% 143,900  6.563          -       79.99  26.89   802    100
                -----------   -------        ----------   --------------  -----      -----       -----  -----   ---    ---
TOTAL           114,945,132   100.00%        28,828,456   25.08% 255,434  6.410      34.99       81.99  40.22   691    100
                -----------   -------        ----------   --------------  -----      -----       -----  -----   ---    ---


       FICO     % w/ Piggy-  CLTV w/  % SFD/ % Owner % Full Doc    %
                 back 2nds  Piggyback   PUD    Occ.             Cashout
-----------------------------------------------------------------------
FICO NA
0 - 500.00
500.01 - 550.00
550.01 - 575.00
550.01 - 600.00
600.01 - 620.00         0     65.00   100.00  100.00   100.00   100.00
620.01 - 650.00     57.65     88.30    94.50   98.94    67.18    44.58
650.01 - 680.00      31.1     87.62    91.48   98.18    47.52    46.33
680.01 - 700.00     41.84     91.77    88.86   96.76    36.88    41.77
700.01 - 750.00     46.38     91.27    85.44   94.60    39.50    39.21
750.01 - 800.00     67.48     95.72    84.37   75.04    28.27    13.16
800 +                 100     99.99    31.90  100.00     0.00     0.00
                    -----     -----    -----   -----    -----    -----
TOTAL               43.81     90.09    89.07   95.22    44.41    40.86
                    -----     -----    -----   -----    -----    -----

     FICO: AVERAGE     691     MIN:     620     MAX:     803
                  --------         --------         --------

DEBT TO INCOME (DTI) RATIO

                                             Adjusted Balance[1]
      DTI       Total Balance           FICO ------------------- WA Loan   WAC    % Covered by  WA LTV WA DTI WA FICO % IO
                   Amount         %            Amount      %[2]  Balance          Mortgage Ins.
---------------------------------------------------------------------------------------------------------------------------
<= 20             8,097,493     7.04%  < 600          -    0.00% 213,092  7.095      27.24       80.24  16.12   692   100
20.001 - 25.00    3,381,400     2.94%  < 600          -    0.00% 307,400  5.944      25.00       81.68  23.20   673   100
25.001 - 30.00    6,672,650     5.81%  < 625  1,240,000    1.08% 256,640  6.203      33.48       80.91  28.22   677   100
30.001 - 35.00   11,514,324    10.02%  < 625          -    0.00% 221,429  6.287      40.99       82.23  32.81   691   100
35.001 - 40.00   20,031,526    17.43%  < 650  4,331,275    3.77% 270,696  6.286      31.09       81.47  37.54   681   100
40.001 - 45.00   33,229,047    28.91%  < 650  3,386,172    2.95% 255,608  6.356      34.36       81.78  42.64   692   100
45.001 - 50.00   27,496,899    23.92%  < 675  9,497,409    8.26% 259,405  6.505      39.89       82.92  47.41   699   100
50.001 - 55.00    4,021,794     3.50%  < 700  2,222,543    1.93% 335,150  6.450      39.88       84.98  50.81   703   100
55+                 500,000     0.43%  < 700    500,000    0.43% 500,000  6.950          -       80.00  59.39   698   100
                -----------   ------         ----------   -----  -------  -----      -----       -----  -----   ---   ---
TOTAL           114,945,132   100.00%        21,177,399   18.42% 255,434  6.410      34.99       81.99  40.22   691   100
                -----------   ------         ----------   -----  -------  -----      -----       -----  -----   ---   ---


      DTI        % w/ Piggy-  CLTV w/  % SFD/ % Owner % Full Doc    %
                  back 2nds  Piggyback   PUD    Occ.             Cashout
------------------------------------------------------------------------
<= 20                51.72     90.01    93.26   96.80    21.38    36.85
20.001 - 25.00       51.38     89.34    88.69   95.63   100.00    65.86
25.001 - 30.00       41.18     87.45    90.17   94.59    65.48    43.55
30.001 - 35.00       41.02     90.13    91.92   94.65    47.76    46.59
35.001 - 40.00       33.33     87.22    93.27   94.43    52.29    55.59
40.001 - 45.00       41.87     89.80    89.85   95.14    43.52    36.37
45.001 - 50.00       49.92     92.50    80.60   94.96    32.10    33.78
50.001 - 55.00       53.42     95.67   100.00  100.00    57.08    11.70
55+                    100     88.82   100.00  100.00     0.00   100.00
                     -----     -----    -----   -----    -----    -----
TOTAL                43.81     90.09    89.07   95.22    44.41    40.86
                     -----     -----    -----   -----    -----    -----

     DTI: AVERAGE    40.22     MIN:   11.44     MAX:   59.39
                  --------         --------         --------

LOAN TO VALUE (LTV) RATIO

                                             Adjusted Balance[1]
      LTV       Total Balance            DTI ------------------- WA Loan   WAC    % Covered by  WA LTV WA DTI WA FICO % IO
                   Amount         %            Amount      %[2]  Balance          Mortgage Ins.
---------------------------------------------------------------------------------------------------------------------------
< 60.00           2,421,820     2.11%   > 50          -    0.00% 172,987 588.793%         -      54.07  40.32   681   100
60.01 - 70.00     5,318,093     4.63%   > 50          -    0.00% 332,381 614.435%         -      67.10  39.79   683   100
70.01 - 80.00    66,677,304    58.01%   > 50  2,917,766    2.54% 238,987 640.801%         -      79.30  40.53   688   100
80.01 - 85.00    10,820,960     9.41%   > 50    274,500    0.24% 309,170 624.926%    100.00      84.25  36.28   695   100
85.01 - 90.00    18,664,554    16.24%   > 50    246,600    0.21% 287,147 639.361%    100.00      89.33  40.55   693   100
90.01 - 95.00     6,635,131     5.77%   > 50    560,500    0.49% 315,959 697.383%    100.00      94.96  42.31   698   100
95.01 - 100.00    4,407,271     3.83%   > 50    522,428    0.45% 220,364 665.204%     93.08      99.76  41.62   717   100
100+                            0.00%   > 50               0.00%
                -----------   ------         ----------   -----  -------  -----      -----       -----  -----   ---   ---
TOTAL           114,945,132   100.00%         4,521,794    3.93% 255,434 640.959%     34.99      81.99  40.22   691   100
                -----------   ------         ----------   -----  -------  -----      -----       -----  -----   ---   ---


      LTV        % w/ Piggy-  CLTV w/  % SFD/ % Owner % Full Doc    %
                  back 2nds  Piggyback   PUD    Occ.             Cashout
------------------------------------------------------------------------
< 60.00                  2     54.65    90.42   92.53    35.53    92.53
60.01 - 70.00            0     67.09    86.74  100.00    69.18    85.88
70.01 - 80.00           74     93.06    88.44   92.02    39.79    26.46
80.01 - 85.00            8     85.47    88.28  100.00    43.48    69.24
85.01 - 90.00            0     89.33    90.37  100.00    52.51    59.13
90.01 - 95.00            0     94.96    90.90  100.00    26.28    44.90
95.01 - 100.00           0     99.76    94.22  100.00    84.50    22.78
100+
                     -----     -----    -----   -----    -----    -----
TOTAL                43.81     90.09    89.07   95.22    44.41    40.86
                     -----     -----    -----   -----    -----    -----

     LTV: AVERAGE   81.99%     MIN:   43.19%      MAX: 100.00%
                  --------         --------         --------

DOCUMENTATION TYPE


Doc Type           Total Balance           WA Loan   WAC     % Covered by   WA FICO  WA LTV    WA DTI   % SFD/   % Owner   % Cashout
                       Amount          %   Balance           Mortgage Ins.                                PUD       Occ       Refi
------------------------------------------------------------------------------------------------------------------------------------
Full Doc             51,041,990    44.41%  272,952  5.996%       38.54        683     82.14     38.35    88.17     96.70     49.88
Alternative Doc                     0.00%
Stated Doc           53,331,053    46.40%  261,427  6.652%       38.54        698     82.50     42.10    88.88     94.68     36.25
Limited Doc                         0.00%
NINA                  3,605,795     3.14%  171,705  7.572%                    708     77.52      0.00    93.34    100.00     34.05
Other                 6,966,294     6.06%  183,324  6.980%                    681     79.24     39.25    94.81     86.00     13.49
                    -----------   ------   -------  -----        -----        ---     -----     -----    -----     -----     -----
TOTAL               114,945,132   100.00%  255,434  6.410%       34.99        691     81.99     40.22    89.07     95.22     40.86
                    -----------   ------   -------  -----        -----        ---     -----     -----    -----     -----     -----

OCCUPANCY STATUS

Occupancy Type     Total Balance           WA Loan   WAC     % Covered by   WA.FICO  WA LTV    WA DTI   % SFD/   % Owner   % Cashout
                       Amount         %    Balance           Mortgage Ins.                                PUD       Occ
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence   109,445,181    95.22%  261,206  6.379%       36.75        689     82.17     40.22    88.91    100.00     42.34
Second Home           3,568,942     3.10%  169,950  7.258%                    738     78.33     41.59    88.03      0.00      0.00
Investment            1,931,009     1.68%  193,101  6.587%                    720     78.08     38.43   100.00      0.00     32.24
Non-owner                           0.00%
Other                               0.00%
                    -----------   ------   -------  -----        -----        ---     -----     -----    -----     -----     -----
TOTAL               114,945,132   100.00%  255,434  6.410%       36.75        691     81.99     40.22    89.07     95.22     40.86
                    -----------   ------   -------  -----        -----        ---     -----     -----    -----     -----     -----